Item 7.2  List of Scehdules to the Purchase and Sale of Assets Agreement

                     PURCHASE AND SALE OF ASSETS AGREEMENT
                                BY AND AMONG
                       ROGERS CORPORATION ("Purchaser")
          AND DOW CORNING LIQUID SYSTEM TECHNOLOGIES, INC. ("Seller")
                      AND DOW CORNING CORPORATION ("DCC")
                 DATED AS OF November 4, 1996 (the "Agreement")



                               SCHEDULE LISTING


Schedule Number    Schedule Content                 Section of the Agreement


Schedule 2.1.1     Listing of all machinery and     Section 2.1.1. Purchase
                   equipment ("Equipment") owned    and Sale of Assets. (p.7)
                   by Seller including a
                   description of the condition
                   of each item of machinery and
                   Equipment

Schedule 2.1.6     Listing of all unfulfilled       Section 2.1.6.  Purchase
                   customer orders accepted by      and Sale of Assets. (p.8)
                   Seller in the ordinary course,
                   at prices and quantities
                   comparable to those applicable
                   to such customers during the
                   12 month period preceding the
                   signing of the Agreement,
                   where the products of the
                   Business have not been
                   delivered nor paid for

Schedule 2.2.5     Description of contractual       Section 2.2.  Excluded
                   obligations between Seller       Assets.  (p. 8)
                   and Dow Corning Europe

Schedule 2.4.2     Calculation of Net               Section 2.4, Payment of
                   Operating Asset Value            Purchase Price.  (p. 8)

Schedule 2.13      Allocation of Purchase Price     Section 2.13. Allocation
                                                    of Purchase Price (p. 10)

Schedule 4.2       Listing of Persons other         Section 4.2.  Authority
                   than Seller or DCC, the          and Status.  (p. 18)
                   act or consent of whom is
                   necessary to execute and
                   deliver the Agreement,perform
                   obligations thereunder, and
                   to consummate the transactions
                   contemplated by the Agreement

Schedule 4.3.1     Listing of defaults under Real   Section 4.3.1.  Real
                   Property Lease and events that   Property Lease. (p. 19)
                   would constitute a default
                   under the Real Property Lease;
                   listing of actions by Seller,
                   DCC or any predecessor that
                   would trigger obligation to
                   Landlord at end of Real
                   Property Lease to restore the
                   real property to a prior
                   condition; listing of maintenance
                   costs in excess of $1,000;
                   listing of all components of
                   additional rent under the Real
                   Property Lease and the amount
                   currently being charged

Schedule 4.3.2A    List and description of          Section 4.3.2.  Equipment.
                   substantially all owned          (p. 19)
                   Equipment included in the
                   Assets to be sold and
                   transferred to Purchaser under
                   the Agreement; list of any
                   liens, claims, damages,
                   options, rights of third
                   parties or other encumbrances
                   of any nature on owned Equipment

Schedule 4.3.2.B   List and description of          Section 4.3.2.  Equipment.
                   substantially all leased         (p. 19)
                   Equipment included in the
                   Assets to be sold and
                   transferred to Purchaser under
                   the Agreement

Schedule 4.5       Listing of any document or       Section 4.5.  Agreement
                   instrument that the Agreement    Does Not Violate Other
                   might violate, constitute an     Instruments.  (p. 20)
                   occurrence of default under,
                   conflict with, result in
                   acceleration of any obligation
                   under, or give rise to the right
                   of any party to terminate its
                   obligations under any document
                   or instrument to which either
                   Seller or DCC is a party or
                   bound or to which the Assets or
                   Business is subject

Schedule 4.6       Listing of (i) actions, suits,   Section 4.6.  Litigation.
                   investigations or proceedings    (p. 20)
                   pending or threatened
                   concerning the Business,
                   Assets, Seller, or DCC
                   concerning Seller the Business
                   or the Assets; (ii) outstanding
                   judgments or decrees - same
                   criteria as above; or (iii) any
                   proceeding(s) instituted or
                   threatened seeking to restrain
                   the execution and delivery of
                   the Agreements or consummation
                   of the transactions contemplated
                   by the Agreement

Schedule 4.7       Listing of all Seller material   Section 4.7.  Licenses,
                   non-compliance with all          Permits and Compliance
                   applicable statutes,             with Law.  (p. 21)
                   ordinances, rules, regulations,
                   orders and decrees of any
                   governmental authority

Schedule 4.8.1     Listing of employment-related    Section 4.8. Labor and
                   charges or complaints against    Employment Matters.(p.21)
                   or threatened against Seller;
                   listing of existing or
                   threatened labor problems
                   affecting the Assets or the
                   Business; listing of proceedings
                   or threatened proceedings
                   arising out of any collective
                   bargaining agreement

Schedule 4.8.2A    Sets forth the gross amount      Section 4.8.  Labor and
                   of accrued and unused vacation   Employment Matters.(p.21)
                   pay for calendar year 1996
                   owed by Seller as of the
                   Closing Date to each employee
                   of Seller employed on such date

Schedule 4.8.2B    Sets forth the gross amount      Section 4.8.  Labor and
                   of accrued and unused vacation   Employment Matters.(p.21)
                   pay for calendar year 1997
                   owed by Seller as of the
                   Closing Date to each employee
                   of Seller employed on such date

Schedule 4.9A      Listing of violations of         Section 4.9.
                   Environmental warranties         Environmental Laws.(p.22)

Schedule 4.9B      Listing of Environmental         Section 4.9.
                   Permits,                         Environmental Laws.(p.22)

Schedule 4.10.1    Listing of each plan,            Section 4.10.1
                   program, arrangement,            Identification of Benefit
                   practice or contract which       Plans.  (p. 23)
                   provides rights, benefits or
                   compensation to or on behalf
                   of one or more of Seller's
                   employees or former employees

Schedule 4.10.2    Listing of instances where       Section 4.10.2.  Title IV
                   Seller has (i) maintained or     of ERISA; Multi-Employer
                   been obligated to contribute     Plan.  (p. 23)
                   to any Benefit Plan which is
                   subject to ERISA or (ii) been
                   a party to or withdrawn from
                   any multi-employer plan as
                   defined in Section 3(37) of
                   ERISA

Schedule 4.10.4    Listing of instances where       Section 4.10.4.
                   Seller has not complied with     Retirement Plan. (p. 24)
                   material obligations under
                   the Retirement Plan; listing
                   of non-compliance with applicable
                   laws; listing of events that
                   could disqualify Retirement Plan
                   from tax-exempt status

Schedule 4.11.2    Listing of every jurisdiction,   Section 4.11.2.  Filing
                   other than the U.S. and          Jurisdictions.  (p. 25)
                   Illinois, in which Seller has
                   filed any tax return or similar
                   governmental filing at any time
                   during the 3 years preceding the
                   date of the Agreement, including
                   a description and identifying
                   number

Schedule 4.11.3    Listing of deficiencies for      Section 4.11.3.  All
                   taxes that have been asserted    Returns Filed.  (p. 25)
                   or threatened against Seller
                   and any audits of any tax
                   returns that are currently
                   in progress or threatened

Schedule 4.12      Listing of any Assets subject    Section 4.12.  No
                   to any public authority          Condemnation or
                   condemnations or                 Expropriation. (p. 25)
                   appropriations or proposed
                   condemnations or
                   appropriations that would have
                   any adverse effect on the
                   Business conducted at the Real
                   Property

Schedule 4.14      Listing of instances where       Section 4.14.
                   Seller, DCC or any Affiliate     Intellectual Property
                   has granted a license to or      Rights.  (p. 26)
                   entered into any contract or
                   arrangement with under which
                   any Person (besides Purchaser
                   under the Agreement) has
                   obtained or would obtain the
                   right to use any Intellectual
                   Property Rights in connection
                   with the conduct of any
                   undertaking that would compete
                   with the Business

Schedule 4.16.1    Listing of all contracts and     Section 4.16.  Material
                   agreements of Seller, DCC or     Contracts.  (p. 26)
                   any Affiliates with
                   manufacturer's representatives,
                   distributors and other persons
                   or entities engaged in the sale
                   or distribution of product
                   manufactured by Seller

Schedule 4.16.2    Standard terms and conditions;   Section 4.16.  Material
                   listing of all purchase orders   Contracts.  (p. 26)
                   and other agreements for the
                   purchase of goods or services,
                   including without limitation
                   blanket orders, letters of
                   intent, open purchase orders,
                   maintenance contracts and the
                   like, pursuant to which Seller
                   is obligated to third parties
                   (including DCC and the Affiliates)

Schedule 4.16.3    As above for sales of goods      Material Contracts.
                   and services; any terms that     (p. 27)
                   would limit assignability from
                   Seller to Purchaser

Schedule 4.16.4    Listing of all leases and        Material Contracts.
                   agreements of Seller granting    (p. 27)
                   to Seller possession of or
                   rights to real or personal
                   property

Schedule 4.16.5    Listing of all material          Material Contracts.
                   written agreements of Seller     (p. 27)
                   not listed in Schedules
                   4.16.1; 4.16.2; 4.16.3;
                   or 4.16.4

Schedule 4.17      Listing and description of       Section 4.17.  Insurance
                   all pending claims under         Coverage.  (p. 27)
                   Seller's liability and
                   property insurance policies